USAA MUTUAL FUNDS TRUST

USAA Tax Exempt Long-Term Fund

USAA Tax Exempt Intermediate-Term Fund

USAA Tax Exempt Short-Term Fund

USAA California Bond Fund

USAA New York Bond Fund

USAA Virginia Bond Fund

Supplement dated April 30, 2020

To each Prospectus dated August 1, 2019

("Prospectus")

USAA Emerging Markets Fund Supplement dated April 30, 2020

To the Prospectus dated October 1, 2019

as Supplemented January 9, 2020

("Prospectus")

USAA Growth & Income Fund

USAA Income Fund

USAA Short-Term Bond Fund

USAA Science & Technology Fund

USAA High Income Fund

USAA Intermediate-Term Bond Fund

USAA Value Fund

Supplement dated April 30, 2020

To each Prospectus dated December 1, 2019 ("Prospectus")

USAA International Fund

USAA Precious Metals and Minerals Fund

USAA World Growth Fund

USAA Government Securities Supplement dated April 30, 2020

To each Prospectus dated October 1, 2019 ("Prospectus")

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating each Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective on or about June 29, 2020 ("Redesignation Date").

The total annual operating expense ratio of the Class A shares of each Fund will be no greater than that of the Adviser Shares on a net basis as a result of the same expense limitation agreement currently in place with respect to the Adviser Shares through at least June 30, 2021. Like Adviser Shares, Class A shares will be available for purchase through financial intermediaries and each Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares.

However, Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to (i) 5.75% of the offering price for equity funds and (ii) 2.00% of the offering price for fixed income funds. The sales charge may be waived or reduced under certain circumstances to be described in a revised prospectus to be furnished to shareholders upon the Redesignation. In addition, a contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 18 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. Any future purchases of Class A shares of the Fund will be subject to a front-end sales load unless such purchase qualifies for a sales charge waiver or reduction to be described in the revised prospectus. The Redesignation will not be considered a taxable event for federal income tax purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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